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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ___________


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                November 12, 2003
                                -----------------
                Date of Report (date of earliest event reported):


                             Euronet Worldwide, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


Delaware                              000-22167                   74-2806888
--------------------------         ---------------             -----------------
(State or other jurisdiction         (Commission                (IRS Employer
of incorporation)                    File Number)                 ID Number)


4601 College Boulevard
Leawood, Kansas                                                         66211
---------------                                                     ------------
(Address of principal executive offices)                            (Zip Code)


                                 (913) 327-4200
              (Registrant's Telephone Number, including area code)


                                       N/A
                              ---------------------
          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN OFFICE OF REGISTRANT'S CERTIFYING ACCOUNTANT.

KPMG Polska Sp. z o.o. was previously the principal accountants for Euronet Worldwide, Inc. and subsidiaries. On November 12, 2003, that firm's appointment as principal accountants was terminated and KPMG LLP was engaged as principal accountants. The decision to change accountants was approved by the board of directors at the recommendation of the audit committee.

In connection with the audits of the two fiscal years ended December 31, 2002, there were no disagreements with KPMG Polska Sp. z o.o. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference thereto in connection with their opinion to the subject matter of the disagreement.

The audit reports of KPMG Polska Sp. z o.o. on the consolidated financial statements of Euronet Worldwide, Inc. and subsidiaries as of and for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided KPMG Polska Sp. z o.o. with a copy of the foregoing disclosures and has requested that KPMG Polska Sp. z o.o. provide a letter stating whether it agrees with the statements made by the registrant in response to this Item 4. Attached as Exhibit 16.1 is a copy of KPMG Polska Sp. z o.o.'s letter, dated November 12, 2003, stating its agreement with such statements.

During the years ended December 31, 2002 and 2001 and through November 12, 2003, the Company, in the ordinary course of business, consulted with KPMG LLP on various matters related to our operations in the United States and with respect to certain transactions. These consultations were made in the context of KPMG LLP assisting KPMG Polska Sp. z o.o. in the execution of their work as the Company's auditors and were coordinated by KPMG Polska Sp. z o.o. There were no consultations regarding the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters, disagreements or reportable events as set forth in Items 304(a)(1)(v) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     16.1 Letter from KPMG Polska Sp. z o.o.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Euronet Worldwide, Inc.

                                                By: /s/ Rick Weller
                                                   -----------------------------
                                                      Rick Weller
                                                      Chief Financial Officer

Date: November 17, 2003

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